UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

NATUREWELL, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-26108	94-2901715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Brickell Avenue, Suite 900, Miami, Florida 33131

 (Address of principal executive offices)               (Zip Code)

(305) 789-6621

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review:

On April 25, 2013, the Board of Directors of Naturewell, Incorporated (the "Company"), based on the recommendation of management and after consultation with the Company's independent registered public accounting firm, determined that the Company will restate its previously issued financial statements disclosed in the Company’s report on on Form 8-K dated March 21, 2013, for Brazil Interactive Media, Inc., a company acquired by the Company in a merger effected on March 27, 2013. The Company has concluded that the financial statements for Brazil Interactive Media, Inc. for the period ending December 31, 2012 should no longer be relied upon because of the failure to record certain liabilities on the balance sheet of Brazil Interactive Media, Inc.’s Brazilian subsidiary EsoTV Brasil Promoção Publicidade Licenciamento e Comercio Ltda. (“EsoTV”) for the fiscal year ending December 31, 2012. Accordingly, the Company will revise the financial statements to correct these errors.

From the dates of April 7, 2013 to April 11, 2013, the Company’s Chief Financial Officer traveled to EsoTV, located in São Paulo, Brazil, in order to conduct a routine analysis of the Company’s accounting procedures in Brazil. Between the dates of April 16 and April 23, 2013 the errors were located in EsoTV’s financials, and were brought to the attention of the management and directors of the Company. The subsequent review of the errors led the Company to determine that the errors were due to accounting errors by EsoTV’s outside accountant, who failed to properly record a loan and other payables totaling approximately US$370,000. Upon the correct booking of the liabilities, the Company’s management, directors and its independent auditors recommended a restatement of the Company’s financial statements for the fiscal year ended December 31, 2012, as the transactions occurred during that period.

The Company has determined that no fraud or misconduct is involved in the errors and remedial actions have been taken by the Company to improve the Company’s accounting review and disclosure policies in Brazil. As a result of the errors, the Company’s directors instructed management to conduct a policy and procedure development and review process, in order to identify the need for new policies and procedures, employee training, and accounting systems improvements to prevent future errors. The Company anticipates that the policy and procedure development and review process will be completed prior to the closing of the second quarter. A review of EsoTV’s financials has been performed by the Company’s CFO, who will further travel to São Paulo to conduct the review process and train the accounting and financial staff in Brazil. As part of the Company’s new controls and monitoring system imposed, beginning January 1, 2013, the accounting records for EsoTV are now recorded in an internet-based Quickbooks system, which allows for real-time supervision of the Company’s financial performance in Brazil via internet by the Company’s management.

The Company has discussed with its independent outside auditors the matters disclosed in this filing pursuant to Item 4.02 of Form 8-K. There is no disagreement with the Company’s auditors regarding the errors. The Company at this time estimates that it will file its restated financial statements in an amendment to its Form 8-K and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, correcting these errors as soon as reasonably practicable. In addition, the Company is also concurrently filing certain additional improvements to its disclosures in its amended Form 8-K, as requested by the SEC.

Safe Harbor Statement

This Form 8-K contains forward-looking statements, including the Company's statements regarding the anticipated periods and consequences of the restatement of the Company's financial statements described above. All forward-looking statements contained in this Form 8-K involve risks and uncertainties. Our actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the possibility that the restatement could have unanticipated consequences and the factors set forth in our Current Report on Form 8-K filed with the SEC on March 21, 2013, under the heading "Risk Factors". The words "strive," "objective," "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "would,"

and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying any of our forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by these cautionary statements. We wish to caution readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that we may consider immaterial or do not anticipate at this time. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations may prove correct. Our expectations reflected in our forward-looking statements can be affected by inaccurate assumptions we might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning us and our business, including factors that potentially could materially affect our financial results or condition or relationships with customers and potential customers, may emerge from time to time. We assume no, and we specifically disclaim any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. We advise you, however, to consult any further disclosures we make on related subjects in our periodic reports that we file with or furnish to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NatureWell, Incorporated

Date: April 29, 2013	By:	/s/ Themistocles Psomiadis
Name: Themistocles Psomiadis
Title : Chief Executive Officer

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